UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025 (June 5, 2025)

Commission File Number: 1-35106

AMC Networks Inc.

(Exact name of registrant as specified in its charter)

Nevada	27-5403694
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11 Penn Plaza,
New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 324-8500

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMCX	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Shareholders.

On June 5, 2025, at the annual meeting of stockholders (the “Annual Meeting”) of AMC Networks Inc. (the “Company”), the stockholders of the Company approved a proposal to redomesticate the Company (the “Redomestication”) from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”) by means of a plan of conversion (the “Plan of Conversion”) and adopted the resolutions of the board of directors of the Company approving the Redomestication, as described in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2025 (the “Proxy Statement”).

On June 5, 2025, the Company effected the Redomestication pursuant to the Plan of Conversion by filing (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) articles of conversion with the Nevada Secretary of State and (iii) articles of incorporation with the Nevada Secretary of State (the “Nevada Charter”). The Company also adopted new bylaws (the “Nevada Bylaws”) in connection with the Redomestication.

At 11:59 p.m. Eastern Time on June 5, 2025 (the “Effective Time”):

•	the Company’s domicile changed from the State of Delaware to the State of Nevada;

•	the internal affairs of the Company ceased to be governed by the laws of the State of Delaware and instead became governed by the laws of the State of Nevada; and

•

the Company ceased to be governed by the Company’s existing amended and restated certificate of incorporation and amended and restated by-laws and instead became governed by the Nevada Charter and the Nevada Bylaws.

The Redomestication did not result in any change in the business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Redomestication). The Redomestication did not adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company after the Redomestication.

At the Effective Time, each outstanding share of Class A common stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Class A Common Stock”) automatically converted into one outstanding share of Class A common stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Class A Common Stock”), and each outstanding share of Class B common stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Class B Common Stock”) automatically converted into one outstanding share of Class B common stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Class B Common Stock”).

Stockholders are not required to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding warrant, option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any, or any instrument to convert into (including the Company’s 4.25% Convertible Senior Notes due 2029) or exchange for, or based on the value of, Delaware Corporation Class A Common Stock or Delaware Corporation Class B Common Stock, as applicable, automatically became a warrant, option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any, or any instrument to convert into or exchange for, or based on the value of, the same amount of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, under the same terms and conditions. The Nevada Corporation Class A Common Stock continues to be traded on The Nasdaq Stock Market LLC under the symbol “AMCX”.

As described in the Proxy Statement, certain rights of the Company’s stockholders were changed as a result of the Redomestication. A more detailed description of the Plan of Conversion, the Nevada Charter, the Nevada Bylaws and the effects of the Redomestication is set forth in the Proxy Statement under “Proposal 5—Approval of the Company’s Redomestication to the State of Nevada by Conversion,” which description is incorporated herein by reference. Copies of the Plan of Conversion, the Nevada Charter and the Nevada Bylaws are filed as Exhibits 2.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required, the information set forth above under Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Company held the Annual Meeting on June 5, 2025. In accordance with the Company’s amended and restated certificate of incorporation as then in effect, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in detail in the Proxy Statement.

(b) Stockholders voted on the matters set forth below. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the five directors listed below to the Board of Directors, each for a one-year term. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Matthew C. Blank	12,252,535	8,002,339	7,705,885
Joseph M. Cohen	12,173,162	8,081,712	7,705,885
Debra G. Perelman	12,258,512	7,996,362	7,705,885
Leonard Tow	5,576,176	14,678,698	7,705,885
Carl E. Vogel	12,157,648	8,097,226	7,705,885

The Company’s Class B stockholders elected the eight directors listed below to the Board of Directors, each for a one-year term. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
James L. Dolan	114,844,080	0	0
Christopher J. Cox	114,844,080	0	0
Aidan J. Dolan	114,844,080	0	0
Patrick F. Dolan	114,844,080	0	0
Thomas C. Dolan	114,844,080	0	0
Stephen C. Mills	114,844,080	0	0
Brian G. Sweeney	114,844,080	0	0
Vincent Tese	114,844,080	0	0

2.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
142,469,758	308,930	26,151	0

3.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved, on an advisory basis (non-binding), the compensation of the Company’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
123,732,529	11,195,582	170,843	7,705,885

4.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved a proposal recommending the Company’s Amended and Restated 2026 Employee Stock Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
124,316,207	10,631,964	150,783	7,705,885

5.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved a proposal recommending the Company’s redomestication to the State of Nevada by conversion. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
118,475,540	16,190,541	432,873	7,705,885

Item 8.01	Other Events.

A legal opinion of Brownstein Hyatt Farber Schreck, LLP is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statements on Form S-8 (File Nos. 333-214083, 333-250143 and 333-282832), filed with the SEC on October 13, 2016, November 17, 2020 and October 25, 2024, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Plan of Conversion of AMC Networks Inc.

3.1	Articles of Incorporation of AMC Networks Inc.

3.2	Bylaws of AMC Networks Inc.

5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC NETWORKS INC.
(Registrant)

Dated: June 6, 2025	By:	/s/ Anne G. Kelly
Anne G. Kelly
Executive Vice President and Corporate Secretary